UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant                                  ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material pursuant to Rule 14a-12
MOBILEPRO CORP.

(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MOBILEPRO CORP.

Mobilepro Corp.
Proxy for 2005 Annual Stockholders Meeting
August 19, 2005

The undersigned stockholder(s) of Mobilepro Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Stockholders Meeting and Proxy Statement, each dated August 9, 2005, and hereby appoints Jay O. Wright and Geoffrey B. Amend, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2005 Annual Stockholders Meeting to be held on August 19, 2005 at 10:00 a.m., local time, at the Marriott Bethesda Suites, 6711 Democracy Blvd., Bethesda, Maryland 20817 and at any adjournment or postponement thereof, and to vote all shares of the Company’s common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE BOARD OF DIRECTOR NOMINEES AND FOR THE RATIFICATION OF BAGELL, JOSEPHS & COMPANY, L.L.C., AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXY HOLDERS DEEM ADVISABLE.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

☒ PLEASE MARK VOTES AS IN
THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

1.  To elect five directors to our Board of Directors, each to serve until our 2006 Annual Stockholders Meeting and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors.

Nominees: (1) Jack W. Beech           (2) Chris MacFarland           (3) Michael G. O’Neil
                    (4) Don Sledge                (5) Jay O. Wright

FOR ☐                          ☐ WITHHOLD
ALL NOMINEES              FROM ALL NOMINEES

__________________________________
For all Nominees except as noted above

2. To approve an increase in the number of shares available under our 2001 Equity Performance Plan from 1,000,000 to 30,000,000.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. To amend the Certificate of Incorporation to increase the authorized number of shares of common stock from 600,000,000 to 1,500,000,000 shares and the authorized number of preferred shares from 5,035,425 to 20,035,425.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve the ratification of the appointment of Bagell, Josephs & Company, L.L.C. as our independent registered public accounting firm for the fiscal year ending March 31, 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. The approval to adjourn or postpone the annual meeting to August 31, 2005 to permit further solicitation of proxies in the event that an insufficient number of shares is present in person or by proxy to approve the proposals presented at the annual meeting.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature:

Date:

Signature:

Date: